Principal Funds, Inc.

Supplement dated June 12, 2015
to the Statement of Additional Information dated March 1, 2015 as amended and restated May 18, 2015

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On or about August 31, 2015, delete references to Bond & Mortgage Securities Fund and replace with Core Plus Bond Fund. Also delete references to SmallCap Blend Fund and replace with SmallCap Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
Replace the second paragraph of Investment Advisors with the following:

Principal provides investment advisory services with respect to 10-30% of the assets of the following Funds: LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap Value Fund III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II.

Effective on or about July 1, 2015, add the following to the alphabetical list of sub-advisors in the Investment Advisors section:

Sub-Advisor:	Logan Circle Partners, L.P. (“Logan Circle”), is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded global investment management firm.

Fund(s):	a portion of the assets of Global Diversified Income

Effective on or about July 1, 2015, replace the current William Blair sub-advisor description in the alphabetical list of sub-advisors in the Investment Advisors section with the following:

Sub-Advisor:
William Blair Investment Management, LLC (“WBIM”) is an affiliate of William Blair & Company, L.L.C. (“WBC”), the previous sub-adviser for this fund, and was formed as part of an organizational restructuring to house the institutional investment management business previously performed by WBC, separate from the other business lines within WBC. WBIM and WBC are each a wholly owned subsidiary of WBC Holdings, L.P.

On or about July 1, 2015, add the following table in the Funds with Other Sub-Advisors section for Global Diversified Income Fund - Logan Circle Partners, L.P. (“Logan Circle”):

	Net Asset Value of Fund
Fund	First $250 million	Next $750 million	Over $1 billion
Global Diversified Income (Logan Circle)	0.35%	0.30%	0.20%

INTERMEDIARY COMPENSATION

Add the following to the alphabetical list of companies at the end of this section:

Credit Suisse Securities (USA) LLC

PORTFOLIO MANAGER DISCLOSURE

In the section for Principal Global Investors, LLC (Fixed Income Portfolio Managers), add the following:

Information as of April 30, 2015
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Tina Paris - Bond & Mortgage Securities Fund
Registered investment companies	2	$91.6 billion	0	$0
Other pooled investment vehicles	5	$2.7 billion	0	$0
Other accounts	10	$3.2 billion	0	$0

Josh Rank - High Yield Fund
Registered investment companies	1	$14.9 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$343.2 million	1	$37.1 million

Ownership of Securities

Portfolio Manager	PFI Fund Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Tina Paris	Bond & Mortgage Securities	none
Josh Rank	High Yield	none

APPENDIX C - PROXY VOTING POLICIES

On or about July 1, 2015, add the Proxy Voting Policies for Logan Circle Partners L.P.

LOGAN CIRCLE PARTNERS, LP
PROXY VOTING POLICY AND PROCEDURES

This policy defines procedures for voting securities held on behalf of each client for which Logan Circle Partners, LP (“Logan Circle”) has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client.

I.    General Policy

It is the policy of Logan Circle to consider and vote each proxy proposal in the best interests of client accounts for whom Logan Circle provides discretionary investment management services and has authority to vote their proxies. Logan Circle will not vote proxies if the advisory agreement does not expressly require Logan Circle to do so. Logan Circle also will not vote proxies if account has explicitly reserved the authority for itself.

In fulfilling its obligations to clients, Logan Circle will act in a manner consistent with the investment objectives and guidelines of its clients. If appropriate to do so, Logan Circle may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide Logan Circle with their own proxy voting policy. In these situations, Logan Circle will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of Logan Circle.

II.    Procedures for Voting Proxies

To assist Logan Circle in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Logan Circle utilizes the proxy voting and recordkeeping services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service provider that specializes in providing a variety of proxy-related services to institutional investment managers. The services provided by ISS to Logan Circle include research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

A.    Monitoring for Proxies

Both ISS and client custodians monitor for corporate events of the underlying securities held in client accounts. For those accounts for which Logan Circle has proxy voting authority, Logan Circle will give direction to each client’s custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to Logan Circle. Operations staff will provide all necessary information to ISS and to the client’s custodian in order to facilitate ISS tracking clients’ proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted Logan Circle client account proxies.

B.    Proxy Evaluation and Voting

1.    Logan Circle shall designate one or more employees of Logan Circle (each a “designated employee”) to review proxies received by Logan Circle for which Logan Circle has the responsibility to vote and to ensure that all proxies are voted according to Logan Circle’s guidelines. Logan Circle’s voting actions shall follow the recommendations of ISS set forth in its Proxy Voting Guidelines, unless otherwise stated in Logan Circle’s guidelines.

2.    In instances where Logan Circle does not follow ISS’s recommendation, the designated Logan Circle employee will review the proxy materials and provide a written recommendation to the portfolio manager(s), Compliance and Operations for review and approval. All overrides of ISS recommendations will be documented and approved by Compliance. The documentation may include copies of materials that were material to the evaluation and the recommendation made by the designated employee.

3.    In instances where ISS does not provide a recommendation, Operations staff of Logan Circle shall promptly forward such proxy materials to the designated employee of Logan Circle for review. The designated Logan Circle employee will review the proxy materials and provide a written recommendation as set for in subsection B.2. above.

4.    In cases where a client has asked Logan Circle for advice with respect to a proxy, the designated employee will submit a written recommendation to Compliance, who will review the recommendation for delivery to the client to confirm that there is not a potential conflict of interest.

C.    Conflicts of Interest

1.    The term “conflict of interest” refers to a situation in which Logan Circle or its affiliates have a financial interest in a matter presented by a proxy, other than the obligation Logan Circle incurs as investment adviser, which may compromise Logan Circle’s freedom of judgment and action with respect to the voting of the proxy. Examples include:

a.    Companies affiliated with directors and officers of Logan Circle or its affiliates; or

b.    Companies that maintain significant business relationships with Logan Circle or its affiliates, or with which Logan Circle or its affiliate are actively seeking a significant business relationship.

2.    When a potential conflict of interest exists, proxies will be voted in accordance with the ISS Proxy Voting Guidelines. In rare instances, Logan Circle may decline to vote the proxy the potential conflict of interest cannot be mitigated.

3.    All voting decisions by Logan Circle on behalf of its clients shall be influenced by other clients of Logan Circle. All proxy voting proposals are intended to be voted in the client’s best interests.

D.    Reporting and Disclosure

Logan Circle shall disclose within its Form ADV where clients can obtain information on how their securities were voted. Logan Circle shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

E.    Annual Review of Proxy Voting and Recordkeeping Service Providers

1.    Operations and Compliance shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by Logan Circle to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of Logan Circle’s clients. In making such an assessment the review may consider:

a.    The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.    The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or,

c.    Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

2.    No less than annually, Logan Circle shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

F.    Recordkeeping

1.    Logan Circle shall retain records relating to the voting of proxies, including:

a.    A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.

b.    A copy of each proxy statement received by Logan Circle regarding portfolio securities in client accounts: however, Logan Circle shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.

c.    A record of each vote cast by Logan Circle on behalf of a client. Logan Circle may maintain records of proxy votes cast on behalf of Logan Circle’s clients at ISS provided that ISS provides an undertaking to provide a copy of the documents promptly upon request.

d.    A copy of each written client request for information on how
Logan Circle voted proxies on behalf of the client account, and a copy of any written response by
Logan Circle to the client account.

e.    A copy of any document prepared by Logan Circle that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

2.    These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Logan Circle.

Adopted:    November 1, 2007
Amended:    July 1 2011
Amended:    January 1, 2014

Summary Proxy Voting Guidelines

Logan Circle Partners will follow the proxy voting guidelines adopted by of Institutional
Shareholder Services (“ISS”) except as stated below:

Political Spending & Lobbying Activities

Generally vote AGAINST proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Transparency. Inclusiveness. Global Expertise.

2014 U.S. Proxy Voting Concise Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2014 proxy voting guidelines can be found at:
http://www.issgovernance.com/policy/2014/policy_information

Routine/Miscellaneous

Auditor Ratification
Vote for proposals to ratify auditors unless any of the following apply:

•     An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•     Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of
GAAP, or material weaknesses identified in Section 404 disclosures; or
•     Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•     Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

▶▶▶▶▶
Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.    Accountability
2.    Responsiveness
3.    Composition
4.    Independence

Generally vote for director nominees, except under the following circumstances:

1. Accountability
Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by- case) for the following:
__________________
1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•     A classified board structure;
•     A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•     The inability of shareholders to call special meetings;
•     The inability of shareholders to act by written consent;
•     A dual-class capital structure; and/or
•     A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.    The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.    The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•     The issuer’s rationale;
•     The issuer’s governance structure and practices; and
•     The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.    The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.    The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12. The company maintains significant problematic pay practices;
1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management
Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•     The company's response, including:

o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o    Specific actions taken to address the issues that contributed to the low level of support;
o    Other recent compensation actions taken by the company;
•     Whether the issues raised are recurring or isolated;
•     The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
1.18. Failure to replace management as appropriate; or
1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

_______________
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies;
significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•     Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•     Rationale provided in the proxy statement for the level of implementation;
•     The subject matter of the proposal;
•     The level of support for and opposition to the resolution in past meetings;
•     Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•     Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;
2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•     The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•     The company's ownership structure and vote results;
•     ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices;
and
•     The previous year's support level on the company's say-on-pay proposal.

3. Composition
Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•     Medical issues/illness;
•     Family emergencies; and
•     Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

_______________________
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Vote against or withhold from individual directors who:

3.3.    Sit on more than six public company boards; or
3.4.    Are CEOs of public companies who sit on the boards of more than two public companies besides their own —
withhold only at their outside boards5.

4. Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.    Independent directors make up less than a majority of the directors.

▶▶▶▶▶

Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•     Company-specific factors; and
•     Proposal-specific factors, including:
•     The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•     The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Proxy Contests—Voting for Director Nominees in Contested Elections
Vote case-by-case on the election of directors in contested elections, considering the following factors:

•     Long-term financial performance of the target company relative to its industry;
•     Management’s track record;
•     Background to the proxy contest;
•     Qualifications of director nominees (both slates);
•     Strategic plan of dissident slate and quality of critique against management;

___________________
5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

•     Likelihood that the proposed goals and objectives can be achieved (both slates);
•     Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

▶▶▶▶▶

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill
Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•     No lower than a 20% trigger, flip-in or flip-over;
•     A term of no more than three years;
•     No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶▶▶▶▶

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•     The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•     The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•     Any other factors that may be applicable.

▶▶▶▶▶

Shareholder Ability to Act by Written Consent
Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•     Shareholders' current right to act by written consent;
•     The consent threshold;
•     The inclusion of exclusionary or prohibitive language;
•     Investor ownership structure; and
•     Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•     An unfettered6 right for shareholders to call special meetings at a 10 percent threshold;
•     A majority vote standard in uncontested director elections;
•     No non-shareholder-approved pill; and
•     An annually elected board.
▶▶▶▶▶

CAPITAL/RESTRUCTURING

Common Stock Authorization
Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•     Past Board Performance:
o    The company's use of authorized shares during the last three years

•     The Current Request:
o    Disclosure in the proxy statement of the specific purposes of the proposed increase;
o    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
and

o
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

▶▶▶▶▶

________________________
6 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Dual Class Structure
Generally vote against proposals to create a new class of common stock, unless:

•     The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•     The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•     The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
▶▶▶▶▶

Preferred Stock Authorization
Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•     Past Board Performance:
o    The company's use of authorized preferred shares during the last three years;

•     The Current Request:
o    Disclosure in the proxy statement of the specific purposes for the proposed increase;
o    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares)
that reflects the company's need for shares and total shareholder returns; and
o    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
▶▶▶▶▶

Mergers and Acquisitions
Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION
Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.    Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•     There is a significant misalignment between CEO pay and company performance (pay for performance);
•     The company maintains significant problematic pay practices;
•     The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•     The situation is egregious.

Vote against an equity plan on the ballot if:

•     A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o    Magnitude of pay misalignment;
o    Contribution of non-performance-based equity grants to overall pay; and
o    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.    Peer Group7 Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•     The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•     The ratio of performance- to time-based equity awards;
•     The overall ratio of performance-based compensation;
•     The completeness of disclosure and rigor of performance goals;
•     The company's peer group benchmarking practices;

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7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•     Realizable pay8 compared to grant pay; and
•     Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•     Problematic practices related to non-performance-based compensation elements;
•     Incentives that may motivate excessive risk-taking; and
•     Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•     Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•     New or extended agreements that provide for:
o    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or
"modified single" triggers);
o    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•     Multi-year guaranteed bonuses;
•     A single or common performance metric used for short- and long-term plans;
•     Lucrative severance packages;
•     High pay opportunities relative to industry peers;
•     Disproportionate supplemental pensions; or
•     Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

_______________________
8 ISS research reports will include realizable pay for S&P1500 companies.

•     Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•     Duration of options backdating;
•     Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•     Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o    The company's response, including:
¤     Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
¤     Specific actions taken to address the issues that contributed to the low level of support;
¤     Other recent compensation actions taken by the company;
o    Whether the issues raised are recurring or isolated;
o    The company's ownership structure; and

o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•     Single- or modified-single-trigger cash severance;
•     Single-trigger acceleration of unvested equity awards;
•     Excessive cash severance (>3x base salary and bonus);
•     Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•     Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•     The total cost of the company’s equity plans is unreasonable;
•     The plan expressly permits repricing;
•     A pay-for-performance misalignment is found;
•     The company’s three year burn rate exceeds the burn rate cap of its industry group;
•     The plan has a liberal change-of-control definition; or
•     The plan is a vehicle for problematic pay practices.

Social/Environmental Issues
Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•     Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Activities

Lobbying
Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•     The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•     The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•     Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions
Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•
The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties
Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•     There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Disclosure/Disclaimer

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